UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Prairie Operating Co.

(Exact name of registrant as specified in its charter)

Delaware	000-33383	98-0357690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

602 Sawyer Street, Suite 710 Houston, TX	77007
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 424-4247

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Pursuant to the Amended and Restated Purchase and Sale Agreement, dated May 3, 2023 (the “PSA”), by and among Prairie Operating Co., a Delaware corporation (the “Company”), Prairie Operating Co., LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Prairie LLC”), and Exok, Inc., an Oklahoma corporation (“Exok”), Prairie LLC exercised its option (the “Exok Option”) to purchase oil and gas leases, including all of Exok’s right, title and interest in, to and under certain undeveloped oil and gas leases located in Weld County, Colorado, together with certain other associated assets, data and records, consisting of approximately 20,328 net mineral acres in, on and under approximately 32,695 gross acres (the “Exok Option Assets”) from Exok (the “Exok Option Purchase”). The Company paid $18,000,000 in cash (the “Cash Consideration”) to Exok and issued equity consideration to certain affiliates of Exok (the “Exok Affiliates”), consisting of (i) 19,157,123 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a per share price of approximately $0.22 (“Exok Shares”), which represents the volume-weighted average price per share of Common Stock as reported by Bloomberg, L.P. for 20 consecutive trading days ending on August 14, 2023, the date Prairie LLC exercised the Exok Option, and (ii) an equal number of warrants to purchase shares of Common Stock (“Exok Warrants”). The Exok Option Purchase closed on August 15, 2023 (the “Closing Date”).

The Exok Warrants will be exercisable at a price of approximately $0.26 per share, subject to adjustments as provided under the terms of the Exok Warrants. The Exok Warrants will be exercisable at any time on or after the Closing Date until the expiration thereof. The Exok Warrants have a term of five years from the date of issuance.

The foregoing description of each of (i) the PSA and (ii) the Exok Warrants is a summary only, does not purport to be complete, and is qualified in its entirety by reference to (a) the PSA, which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and (b) the form of Common Stock Purchase Warrant, which is attached hereto as Exhibit 4.1 to this Current Report on Form 8-K, respectively, and each is incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Transaction

On August 15, 2023, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust (the “PIPE Investor”), pursuant to which the PIPE Investor agreed to purchase, and the Company agreed to sell to the PIPE Investor, an aggregate of $20.0 million consisting of (i) 1,131,856 shares of Common Stock (“PIPE Shares”), (ii) 20,000 shares of Series E preferred stock, par value $0.01 per share (“Series E Preferred Stock”), with a stated value of $1,000 per share (the “Stated Value”), convertible into shares of Common Stock at a price of $0.175 per share (“PIPE Preferred Stock”), and (iii) Series A warrants to purchase 1,131,856 shares of Common Stock (“Series A Warrants”) and Series B warrants to purchase 1,131,856 shares of Common Stock (“Series B Warrants” and together with the Series A Warrants, the “PIPE Warrants”) in a private placement (the “PIPE Transaction”). The PIPE Investor previously invested in the Company’s private placement of its Series D preferred stock and warrants.

The PIPE Warrants will be exercisable at a price of $0.21 per share, subject to adjustments as provided under the terms of the PIPE Warrants. The PIPE Warrants will be exercisable at any time on or after the Closing Date until the expiration thereof, except that the PIPE Warrants cannot be exercised by the PIPE Investor if, after giving effect thereto, the PIPE Investor would beneficially own more than 4.99% (or up to 9.99% at the election of the PIPE Investor) of the outstanding shares of Common Stock. The Series A Warrants have a term of five years from the date of issuance, and the Series B Warrants have a term of one year from the date of issuance.

The PIPE Transaction closed on August 15, 2023. The proceeds raised in the PIPE Transaction were used to fund the Cash Consideration and certain expenses related to the Exok Option Purchase. The remaining proceeds from the PIPE Transaction will be used to develop the Exok Option Assets and for general corporate purposes.

The foregoing description of (i) the Securities Purchase Agreement, (ii) Series A Warrants and (iii) Series B Warrants is a summary only, does not purport to be complete, and is qualified in its entirety by reference to (a) the Securities Purchase Agreement, which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K, (b) A Common Stock Purchase Warrant, which is attached hereto as Exhibit 4.2 to this Current Report on Form 8-K, and (c) B Common Stock Purchase Warrant, which is attached hereto as Exhibit 4.3 to this Current Report on Form 8-K, respectively, and each is incorporated by reference into this Item 1.01.

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Registration Rights Agreement

In connection with the PIPE Transaction and the Exok Option Purchase, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the PIPE Investor and Exok Affiliates pursuant to which the Company agreed to submit to or file with the Securities and Exchange Commission (the “SEC”), within the later of (i) 45 calendar days after the Closing Date and (ii) 45 calendar days after the SEC declares the Company’s registration statement on Form S-1 (File No. 333-272743) (the “Initial PIPE Registration Statement”) effective, a registration statement registering the resale of the PIPE Shares, shares of Common Stock underlying the PIPE Preferred Stock and PIPE Warrants, Exok Shares and shares of Common Stock underlying the Exok Warrants (the “Resale Registration Statement”), and the Company agreed to use its best efforts to have the Resale Registration Statement declared effective as promptly as possible after the filing thereof but no later than ninety (90) calendar days (or one hundred twenty (120) calendar days if the SEC notifies the Company that it will review the Resale Registration Statement) following the later of (x) Closing Date and (y) the date the SEC declares the Initial PIPE Registration Statement effective.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference into this Item 1.01.

Deed of Trust

The Company’s obligations under the Securities Purchase Agreement, the PIPE Warrants, the Registration Rights Agreement and the Certificate of Designation (as defined below), are secured by a lien on the Exok Option Assets as described under the Deed of Trust, Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement, dated August 15, 2023 (“Deed of Trust”), from Prairie LLC to Gregory O’Neill, for the benefit of the PIPE Investor. Upon commencement of a voluntary bankruptcy proceeding by Prairie LLC or involuntary bankruptcy proceeding against Prairie LLC, the PIPE Investor will have the right and option to proceed with foreclosure and to sell all or any portion of the Exok Option Assets. In the event that no shares of PIPE Preferred Stock remain outstanding (whether by conversion, redemption or otherwise) or are no longer beneficially owned or otherwise held by the PIPE Investor (or any of its affiliates), the lien on the Exok Option Assets under the Deed of Trust will be released in accordance with the terms and procedures set forth therein.

The foregoing description of the Deed of Trust does not purport to be complete and is qualified in its entirety by reference to the full text of the Deed of Trust, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note to this Current Report on Form 8-K, on August 15, 2023, the Company completed the Exok Option Purchase pursuant to the terms of the PSA.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in the Introductory Note and Item 1.01 of this Current Report on Form 8-K with respect to the Exok Shares and Exok Warrants issued pursuant to the Exok Option Purchase and the PIPE Shares, PIPE Preferred Stock and PIPE Warrants issued in the PIPE Transaction is incorporated by reference herein. All such issuances were made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

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Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Current Report on Form 8-K is incorporated herein by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the PIPE Transaction, the Company filed the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (the “Certificate of Designation”) which sets forth the terms and provisions of the Series E Preferred Stock.

Dividends. Subject to certain adjustments, the holders of Series E Preferred Stock are entitled to dividends equal to and in the same form as dividends paid on the shares of Common Stock. No other dividends will be paid on the shares of Series E Preferred Stock.

Voting Rights. As long as shares of Series E Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of not less than 66% of the then outstanding shares of Series E Preferred Stock, (i) alter or change the powers, preferences or rights given to the Series E Preferred Stock in a materially adverse manner or alter or amend the Certificate of Designation in such a manner so as to materially adversely affect any rights of the holders of Series E Preferred Stock, (ii) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a liquidation, dissolution or winding-up of the Company (a “Liquidation”) senior to, or otherwise pari passu with, the Series E Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in any manner that materially adversely affects any rights of the holders of Series E Preferred Stock, (iv) increase the number of authorized shares of Series E Preferred Stock or (v) enter into any agreement with respect to any of the foregoing. The Series E Preferred Stock have no other voting rights.

Liquidation. Upon a Liquidation, the holders of Series E Preferred Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designation, for each share of Series E Preferred Stock before any distribution or payment shall be made to the holders of any securities junior to the Series E Preferred Stock, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders of Series E Preferred Stock shall be ratably distributed among the holders of Series E Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Conversion Rights. The holders of Series E Preferred Stock may convert their shares into shares of Common Stock, as is determined by dividing the Stated Value by $0.175. The Company shall deliver the shares of Common Stock issuable upon conversion of the Series E Preferred Stock not later than the earlier of two trading days and the number of trading days comprising a standard settlement period. If the Company fails to deliver such shares by the applicable deadline, the Company will pay to such holder, in cash, as liquidated damages, for each $5,000 of Stated Value of Series E Preferred Stock being converted, $50 per trading day for each trading day (or $100 per trading day after the third trading day and $200 per trading day after the sixth trading day) after the applicable deadline until such shares are delivered or the holder rescinds such conversion.

Beneficial Ownership Limitation. The Company will not effect any conversion of Series E Preferred Stock of a holder to the extent, after giving effect to the conversion, such holder would beneficially own shares of Common Stock in excess of 4.99% (or 9.99% upon election by the holder) of all of the Common Stock outstanding at such time.

Company Redemption Rights. After the date on which the Resale Registration Statement is first declared effective by the SEC, if the average of the volume-weighted average price for shares of Common Stock for any 22 trading days during a 30 consecutive trading day period (the “Threshold Period”) exceeds $0.2975, the Company may, within two trading days after the end of any such Threshold Period, deliver a written notice to cause each holder to convert all or a portion of their Series E Preferred Stock, not to exceed, in the aggregate among all holders, 15% of the average daily trading volume of the shares of Common Stock on the then applicable trading market during the Threshold Period. At any time commencing on the 24-month anniversary of the Closing Date, the Company may deliver a notice to the holders of its irrevocable election to redeem some or all of the then outstanding Series E Preferred Stock for cash in an amount equal to the sum of (i) 105% of the aggregate Stated Value then outstanding, (ii) accrued but unpaid dividends and (iii) all liquidated damages and other amounts due in respect of the Series E Preferred Stock on the tenth trading day following such notice.

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Additional Covenants. Except as permitted under the Certificate of Designation, as long as any shares of Series E Preferred Stock are outstanding, the Company shall not, without the prior written consent of holders of more than 25% in Stated Value of the then outstanding shares of Series E Preferred Stock, (i) enter into, create, incur, assume, guarantee or suffer to exist any indebtedness of any kind; (ii) enter into, create, incur, assume or suffer to exist any liens of any kind; (iii) amend its charter documents in any manner that materially and adversely affects any rights of the holders of Series E Preferred Stock; (iv) repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of Common Stock, securities of the Company or its subsidiaries to acquire shares of Common Stock or securities junior to the Series E Preferred Stock; (v) enter into any transaction with an affiliate of the Company which would be required to be disclosed in any public filing with the SEC, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company; or (vi) enter into any agreement with respect to the foregoing.

The foregoing description of the Certificate of Designation does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Designation, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference into this Item 5.03.

Item 7.01	Regulation FD Disclosure.

On August 16, 2023, the Company issued a press release announcing the Exok Option Purchase and the PIPE Transaction.

The full text of the press release is included as Exhibit 99.1 and is incorporated herein by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock.

4.1	Form of Common Stock Purchase Warrant.

4.2	A Common Stock Purchase Warrant.

4.3	B Common Stock Purchase Warrant.

10.1†	Amended and Restated Purchase and Sale Agreement, dated as of May 3, 2023, by and among Prairie Operating Co., LLC, Exok, Inc. and Creek Road Miners, Inc (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on May 4, 2023).

10.2	Securities Purchase Agreement, dated as of August 15, 2023, by and between Prairie Operating Co. and Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust.

10.3	Registration Rights Agreement, dated as of August 15, 2023, by and among Prairie Operating Co. and the holders thereto.

10.4†	Deed of Trust, Mortgage, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement, dated as of August 15, 2023, from Prairie Operating Co., LLC, as mortgagor, to Gregory O’Neill, as trustee, for the benefit of Narrogal Nominees Pty Ltd ATF Gregory K O’Neill Family Trust.

99.1	Press Release, dated August 16, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

† Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAIRIE OPERATING CO.
Date: August 16, 2023

	By:	/s/ Edward Kovalik
Edward Kovalik
Chief Executive Officer

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